UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
(Date of earliest event reported): September 26, 2006
LIME ENERGY CO.
(Exact name of registrant as specified in its charter)

DELAWARE	000-2791	36-4197337

(State or other jurisdiction of	(Commission File #)	(IRS Employer Identification No.)
incorporation or organization
1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)
(847) 437-1666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Agreement and Plan of Merger
Press Release

Item 1.01. Entry Into a Material Definitive Agreement.
On September 26, 2006, Kapadia Acquisition, Inc. (“Merger Subsidiary”), a Delaware corporation and a wholly owned subsidiary of Lime Energy Co., a Delaware corporation (“Lime Energy” or the “Company”) and the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Kapadia Consulting, Inc. (“Kapadia”) and Pradeep Kapadia. The parties closed the transactions under the Merger Agreement the same day and filed the Certificate of Merger on September 27, 2006 merging Kapadia with and into Merger Subsidiary, with Merger Subsidiary continuing as the surviving corporation under the name Kapadia Energy Services, Inc. Pursuant to such merger, the Company acquired Kapadia for $1,250,000 in cash and 500,000 shares of Lime Energy common stock. The acquisition will be recorded using the purchase method of accounting. Kapadia is an energy consulting and engineering firm with offices in Peekskill, New York and Ventura, California.
The common stock issued pursuant to the transaction was issued without registration under the Securities Act of 1933 pursuant to an exemption from registration under Regulation D thereunder. Lime Energy has agreed to file a registration statement within 12 months of the closing of the acquisition of Kapadia to register such shares for resale by Pradeep Kapadia, the former stockholder of Kapadia.
There is no material relationship, other than in respect of the merger, between Kapadia or Pradeep Kapadia and Lime Energy or any of its affiliates, or any director or officer of Lime Energy, or any associate of any such director or officer.
The description of the Agreement and Plan of Merger is not intended to be complete and is qualified in its entirety by the Agreement and Plan of Merger, which is attached as Exhibit 10.1 to this report and incorporated herein by reference.
The Registrant issued a press release in connection to the merger, which is attached as Exhibit 99.1.
Item 2.01. Completion of Acquisition or Disposition of Assets.
See the disclosure under Item 1.01 of this Current Report, which is incorporated by reference into this Item 2.01 in its entirety.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
10.1	Agreement and Plan of Merger

99.1	Press Release dated September 27, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIME ENERGY CO.

Dated: September 29, 2006	By:	/s/ Jeffrey R. Mistarz
Jeffrey R. Mistarz
Chief Financial Officer & Treasurer
(principal financial and accounting officer)
INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Agreement and Plan of Merger

99.1	Press Release dated September 27, 2006